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                                                                    EXHIBIT 10.3

          OPEN-END MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT

         KNOW ALL MEN BY THESE PRESENTS, that EM COLUMBUS, LLC, a Delaware limited liability company, having an office at 150 East Gay Street, Columbus, Ohio 43215 ("Borrower"), in consideration of the payments to Borrower which THE HUNTINGTON NATIONAL BANK, a national banking association, having an office at 41 South High Street, Columbus, Ohio 43215 ("Huntington"), has made contemporaneously herewith or may hereafter make, does hereby GRANT, BARGAIN, SELL AND CONVEY unto Huntington, its successors and assigns forever, certain real property situated in the State of Ohio, County of Franklin and City of Columbus, being more fully described in Exhibit "A" hereto and by this reference made a part hereof (the "Property"), together with the following, whether now owned or hereafter acquired by Borrower: (a) all improvements now or hereafter attached to or placed, erected, constructed or developed on the Property (collectively the "Improvements"); (b) all fixtures, furnishings, equipment, inventory, and other articles of personal property (collectively the "Personal Property") that are now or hereafter attached to or used in or about the Improvements or that are necessary or useful for the complete and comfortable use and occupancy of the Improvements for the purposes for which they were or are to be attached, placed, erected, constructed or developed or that may be used in or related to the planning, development, financing or operation of the Improvements, and all renewals of or replacements or substitutions for any of the foregoing, whether or not the same are or shall be attached to the Improvements or the Property; (c) all water and water rights, timber, crops, and mineral interests pertaining to the Property; (d) all building materials and equipment now or hereafter delivered to and intended to be installed in or on the Improvements or the Property; (e) all plans and specifications for the Improvements; (f) all contracts relating to the Property, the Improvements or the Personal Property; (g) all deposits (including, without limitation, tenants' security deposits), bank accounts, funds, documents, contract rights, accounts, commitments, construction agreements, architectural agreements, general intangibles (including, without limitation, trademarks, trade names and symbols), instruments, notes and chattel paper arising from or by virtue of any transactions related to the Property, the Improvements or the Personal Property;
(h) all permits, licenses, franchises, certificates, and other rights and privileges obtained in connection with the Property, the Improvements or the Personal Property; (i) all proceeds arising from or by virtue of the sale, lease or other disposition of the Property, the Improvements, the Personal Property or any portion thereof or interest therein; (j) all proceeds (including, without limitation, premium refunds) of each policy of insurance relating to the Property, the Improvements or the Personal Property; (k) all proceeds from the taking of any of the Property, the Improvements, the Personal Property or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof (including, without limitation, change of grade of streets, curb cuts or other rights of access), for any public or quasi-public use under any law; (l) all right, title and interest of Borrower in and to all streets, roads, public places, easements and rights-of-way, existing or proposed, public or private, adjacent to or used in connection with, belonging or pertaining to the Property; (m) all of the leases, licenses, occupancy agreements, rents (including without limitation, room rents), royalties, bonuses, issues, profits, revenues or other benefits of the Property, the Improvements or the Personal Property, including, without limitation, cash or securities deposited pursuant to leases to secure performance by the lessees of their obligations thereunder; (n) all rights, hereditaments and appurtenances pertaining to the foregoing; and (o) other interests of every kind and character that Borrower now has or at any time hereafter acquires in and to the Property, Improvements, and Personal Property described herein and all property that is used or useful in connection therewith, including rights of ingress and egress and all reversionary rights or interests of Borrower with respect thereto (all of the same, including the Property, collectively the "Mortgaged Property").

         TO HAVE AND TO HOLD the Mortgaged Property, together with the rights, privileges and appurtenances thereto belonging, unto Huntington and its successors and assigns forever, and Borrower hereby binds itself and its successors and assigns to warrant and forever defend the Mortgaged Property unto Huntington and its successors and assigns, against the claim or claims of all persons claiming or to claim the same or any part thereof, except as to those matters set forth in the Title Commitment No. NCS-49296-T-CLE of First American Title Insurance Company (the "Permitted Encumbrances").

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         This Open-End Mortgage, Assignment of Rents and Security Agreement (the
"Mortgage") is given for the purpose of securing loan advances which Huntington is obligated to make to Borrower for the purchase and renovation of a multi-tenant retail development on the Property (the "Project") pursuant to the terms and conditions of a Loan Commitment Letter and Construction Loan
Agreement, each dated December 22, 2003 by and between Borrower and Huntington (the "Loan Commitment") and (the "Loan Agreement") respectively, which Loan Commitment and Loan Agreement are by this reference made a part hereof.

         The parties hereto intend that, in addition to any other indebtedness or obligations secured hereby, the Mortgage shall secure unpaid balances of loan advances made after the Mortgage is delivered to the Recorder for record. Such loan advances are and will be evidenced by a note or notes of Borrower. The maximum amount of unpaid loan indebtedness, which shall consist of unpaid balances of loan advances made either before or after, or both before and after, the Mortgage is delivered to the Recorder for record, exclusive of interest thereon and of advances for taxes, assessments, insurance premiums and costs incurred for protection of the Mortgaged Property, which may be outstanding at any time is Thirty Six Million And 00/100 Dollars ($36,000,000.00).

         THE MORTGAGE IS GIVEN TO SECURE: the full and prompt payment, whether at stated maturity, accelerated maturity or otherwise, of any and all indebtedness, whether fixed or contingent (collectively the "Indebtedness") and the complete, faithful and punctual performance of any and all other obligations (collectively the "Obligations") of Borrower to Huntington under the terms and conditions of (a) the Loan Commitment; (b) the Loan Agreement (c) the Note, of even date herewith, made by Borrower to Huntington, in the principal amount of Thirty Six Million And 00/100 Dollars ($36,000,000.00), payable not later than January 1, 2007, and any and all renewals, amendments, modifications, reductions and extensions thereof and substitutions therefor (collectively the "Note"); (d) the Mortgage; and (e) any other instrument, document, certificate or affidavit heretofore, now or hereafter given by Borrower evidencing or securing or by any person guaranteeing (the "Guarantors") all or any part of the foregoing (the same together with the Loan Commitment, Loan Agreement, the Note and the Mortgage, collectively the "Loan Documents").

         Borrower, for itself and its successors and assigns, hereby covenants with Huntington, its successors and assigns, that:

         1. TITLE. Borrower represents that it has good and marketable title in fee simple to the Mortgaged Property, free and clear from all conditions, restrictions, easements, liens, encumbrances and adverse claims whatsoever, except the Permitted Encumbrances. If the interest of Huntington in the Mortgaged Property or any part thereof shall be endangered or shall be attacked, directly or indirectly, Borrower hereby authorizes Huntington, at Borrower's expense, to take all necessary and proper steps for the defense of such interest, including the employment of counsel, the prosecution or defense of litigation and the compromise or discharge of claims made against such interest. Any sums so expended by Huntington shall be charged against Borrower and collectible in accordance with the terms of Section 12 hereof.

         2. FURTHER ASSURANCES. Borrower shall furnish to Huntington evidence of the title of Borrower to the Mortgaged Property at the execution and delivery hereof and from time to time hereafter, but not more than once annually, and Borrower shall promptly pay the cost of said title evidence when due and payable.

         Borrower, upon the request of Huntington, shall execute, acknowledge, deliver, file and record such further instruments and do such further acts as may be necessary, desirable or proper to carry out the purposes of the Loan Documents and to subject to the liens and security interests created thereby any property intended by the terms thereof to be covered thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, improvements or appurtenances to the Mortgaged Property.

         3. SUBROGATION FOR FURTHER SECURITY. Huntington shall be subrogated for its further security to the lien, although released of record, of any and all encumbrances paid with any advance of Indebtedness; provided, however, that the terms and provisions hereof shall

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govern the rights and remedies of Huntington and shall supersede the terms, provisions, rights, and remedies under the lien or liens to which Huntington is subrogated.

         4. STATUS QUO. Subject to the provisions contained in the partial release provision provided for herein in Section 29 and except as expressly permitted herein or except with the written consent of Huntington, which consent may be withheld in Huntington's sole discretion, Borrower shall not (a) sell, assign, mortgage, pledge, ground lease or otherwise convey or further encumber the Mortgaged Property, or any portion thereof, or legal, equitable or beneficial interest therein; (b) sell, assign, pledge or otherwise transfer any beneficial interests in Borrower which individually or in the aggregate would have the effect of transferring the power to direct the operations of Borrower or the Mortgaged Property; (c) contract for any of the same; (d) permit the Mortgaged Property, or any portion thereof, or legal, equitable or beneficial interest therein, to be subject to any superior or inferior lien or encumbrance;
(e) subdivide, resubdivide or submit to the condominium form of ownership all or any portion of the Mortgaged Property, or any portion thereof; or (f) initiate or acquiesce in any change in the zoning classification of the Property or any portion thereof.

         5. PAYMENT OF INDEBTEDNESS. Borrower shall promptly pay the Indebtedness as the same becomes due and payable.

         6. ESTOPPEL CERTIFICATE. Borrower shall furnish to Huntington within ten (10) days of any written request of Huntington, a written statement, duly acknowledged by Borrower, setting forth the sums secured by the Mortgage and any right of set-off, counterclaim or other defense which Borrower alleges to exist against such sums and obligations secured by the Mortgage.

         7. TAXES AND OTHER IMPOSITIONS. Borrower shall promptly pay before delinquency all taxes, assessments, charges, fines or impositions, general, local or special (collectively the "Impositions"), levied upon the Mortgaged Property, or any part thereof, or upon Huntington's interest therein, or upon the Mortgage or the Indebtedness, by any duly or legally constituted public authority, municipality, township, county or state or the United States, and exhibit the evidence of the payment thereof to Huntington within seven (7) days after request by Huntington; provided that Borrower, at Borrower's own cost and expense may, if it shall in good faith so desire, contest the validity or amount of any Impositions, in which event Borrower may defer the payment thereof for such period as such contest shall be actively prosecuted and shall be pending undetermined; further provided, however, that Borrower shall not allow any such Impositions so contested to remain unpaid for such length of time as shall permit all or any portion of the Mortgaged Property, or the lien thereon created by such item, to be sold by federal, state, county or municipal authority for the nonpayment thereof.

         In the event that one or more of the Impositions on Huntington's interest in the Mortgaged Property, the Mortgage or the Indebtedness cannot be lawfully paid by Borrower, then Borrower shall repay the Indebtedness in full without penalty within sixty (60) days after demand therefor by Huntington.

         8. INSURANCE AND INDEMNIFICATION. Borrower shall provide, maintain and keep in force at all times the following policies of insurance:

                  (a) Insurance against loss or damage to the Improvements and the Personal Property caused by fire and any of the risks covered by insurance of the type now known as "coverage against all risks of physical loss", in an amount equal to one hundred percent (100%) of the replacement cost of the Improvements and the Personal Property and sufficient to prevent Borrower and Huntington from becoming co-insurers, and otherwise with terms and conditions acceptable to Huntington;

                  (b) Comprehensive broad form general liability insurance, insuring against any and all claims for personal injury, death or property damage occurring on, in or about the Property, the Improvements and the adjoining streets, sidewalks and passageways, subject to a combined single limit of not less than Two Million Dollars ($2,000,000.00) for personal injury, death or property damage arising out of any one accident and a general aggregate limit of not less than Five Million Dollars ($5,000,000.00), and otherwise with terms and conditions acceptable to Huntington;

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                  (c)      Worker's compensation insurance (including employer's
liability insurance, if available and requested by Huntington) for all employees of Borrower engaged on or with respect to the Property and the Improvements in the limits established by law or, if limits are not so established, in such amounts as are acceptable to Huntington;

                  (d) During the course of any development or construction of the Improvements, builder's completed value risk insurance against "all risks of physical loss", including collapse and transit coverage, in the amounts set forth in Subsection 8(a) above, and otherwise with terms and conditions acceptable to Huntington;

                  (e) Upon obtaining a certificate of occupancy for the Improvements or any portion thereof, business interruption insurance and/or loss of "rental value" insurance in an amount not less than the appraised rentals for the Mortgaged Property for a minimum of twelve (12) months, and otherwise with terms and conditions acceptable to Huntington;

                  (f)      If the Improvements are located in a
federally-designated flood hazard area, then flood hazard coverage, in the maximum amount available and otherwise with terms and conditions acceptable to Huntington; and

                  (g) Such other insurance coverage, and in such amount, as may from time to time be required by Huntington against the same or other hazards, provided such insurance is available at commercially reasonable prices.

         All such policies shall be in a form acceptable to Huntington. Each policy of casualty insurance shall contain a mortgagee clause, substantially in the form of the standard New York mortgagee clause or otherwise acceptable to Huntington, showing Huntington as mortgagee. Each policy of liability insurance shall show Huntington as an additional insured. Unless the policy so provides, each policy of insurance required by the terms of the Mortgage shall contain an endorsement by the insurer, for the benefit of Huntington, (i) that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Borrower which might otherwise result in forfeiture of said insurance, (ii) that any rights of set-off, counterclaim or deductions against Borrower are waived and (iii) that such policy shall not be canceled or changed except upon not less than thirty (30) days prior written notice delivered to Huntington.

         All such insurance policies and renewals thereof shall be written by companies with a Best's Insurance Reports policy holders rating of A+ and a financial size category of Class XV or be expressly approved by Huntington in writing.

         Huntington shall have the right to hold the certificates thereof acceptable to Huntington with certified copies of the policies, and Borrower shall promptly furnish to Huntington all renewal notices and all receipts of paid premiums. At least thirty (30) days prior to the expiration date of any such policy, Borrower shall deliver to Huntington a renewal policy, or certificate thereof, in form acceptable to Huntington.

         By its acceptance of this Mortgage, Huntington acknowledges that the certificates of insurance delivered to it as of the date hereof, fulfill the requirements of this Section 8.

         If Huntington is made a party defendant to any litigation concerning the Loan Documents or the Mortgaged Property or any part thereof or interest therein or the occupancy thereof by Borrower, then Borrower shall indemnify, defend and hold Huntington harmless from all liability by reason of said litigation, including reasonable attorneys' fees and expenses incurred by Huntington in any such litigation, whether or not any such litigation is prosecuted to judgment. Borrower waives any and all right to claim or recover against Huntington, its officers, employees, agents and representatives, for loss of or damage to Borrower, the Mortgaged Property, other property of Borrower or the property of others under control of Borrower from any cause insured against or required to be insured against by the provisions of the Mortgage.

         Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section unless Huntington has approved the insurance company and the form and content of the insurance policy, including,

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without limitation, the naming thereon of Huntington as a named insured with loss payable to Huntington under a standard mortgage clause of the character above described. Borrower shall immediately notify Huntington whenever any such separate insurance is taken out and shall promptly deliver to Huntington copies of the policies and certificates evidencing such insurance.

         Nothing contained in this Section 8 shall prevent Borrower from keeping the Improvements and Personal Property insured or causing the same to be insured against the risks referred to in this Section 8 under a policy or policies of blanket insurance which may cover other property not subject to the lien of the Mortgage; provided, however, that any such policy of blanket insurance (i) shall specify therein the amount of the total insurance allocated to the Improvements and Personal Property, which amount shall be not less than the amount otherwise required to be carried under the Mortgage; (ii) shall not contain any clause which would result in the insured thereunder becoming a co-insurer of any loss with the insurer under such policy; and (iii) shall in all other respects comply with the provisions of the Mortgage.

         That after the happening of any casualty to the Mortgaged Property or any part thereof, Borrower shall give prompt written notice thereof to Huntington and:

                  (x) In the event of any damage or destruction to the Improvements, Huntington shall have the option in its sole discretion of applying all or part of the insurance proceeds: (i) to the Indebtedness and in such order as Huntington may determine, but without penalty or premium; or (ii) to the restoration of the Improvements; or (iii) to Borrower. Provided, however, that such proceeds shall be made available for restoration if, in Lender's judgment: (i) sufficient funds are available and/or committed, including insurance proceeds to complete the restoration; and (ii) there is no Event of Default (as hereinafter defined). If the insurance proceeds are to be applied toward the restoration of the Improvements, such sums shall be deposited in escrow with the Huntington as escrow agent for the purpose of repairing, restoring or reconstructing the Improvements. Such proceeds shall be disbursed by the Huntington from time to time as work progresses, provided that prior to any disbursement, Huntington is in receipt of proof reasonably satisfactory to it that the work has been completed, and further provided that the Huntington is in receipt of proof reasonably satisfactory to it that there are no outstanding mechanic's liens or materialmen's liens and that all charges, costs and expenses incurred with respect to work completed have been paid for in full or will be paid for in full with such proceeds. Repair, restoration or reconstruction of the damaged or destroyed Improvements must be substantially equal in size, quality and value to the Improvements then presently erected on the Mortgaged Property as existed immediately prior to the loss or reconstruction and must be approved by Lender. The adjustment of such insurance proceeds with the carrier thereof must be approved by Lender. Any funds or insurance proceeds remaining after the completion of such repair, restoration or replacement shall be paid to Borrower if there is no Event of Default, but if there is an Event of Default may, at the option of the Lender, be applied by Huntington to the indebtedness secured hereby without incurring any penalty or premium for prepayment.

                  (y) In the event of such loss or damage, all proceeds of insurance shall be payable to Lender, and Borrower hereby authorizes and directs any affected insurance carrier to make payment of such proceeds directly to Lender. After an Event of Default, Huntington is hereby authorized and empowered by Borrower to settle, adjust or compromise any claim for loss, damage or destruction under any policy or policies of insurance; and

                  (z) Nothing contained in this Mortgage shall be deemed to excuse Borrower from repairing or maintaining the Mortgaged Property as provided in this Mortgage or restoring all damage or destruction to the Mortgaged Property as herein provided, regardless of whether or not there are insurance proceeds available or whether any such proceeds are sufficient in amount, and the application or release by Huntington of any insurance proceeds shall not cure or waive any Event of Default (hereinafter defined) or notice of an Event of Default under this Mortgage or invalidate any act done pursuant to such notice of and Event of Default.

         9. ESCROW. Borrower, in order to more fully protect the security of the Mortgage, does hereby covenant and agree that, if Borrower shall fail to timely pay taxes, assessments or insurance premiums as provided above, or if there is an Event Of Default and Huntington does not then elect to exercise its other remedies, then Borrower shall, upon request of Huntington, pay to Huntington on the first day of each month, until the Indebtedness is fully paid, a sum

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equal to one-twelfth (1/12) of the known or estimated yearly taxes, assessments, premiums for such insurance as may be required by the terms hereof and, if applicable, any replacement reserve amounts payable by Borrower. Huntington shall hold such monthly payments which may be mingled with its general funds, without obligation to pay interest thereon, unless otherwise required by applicable law, to pay such taxes, assessments, and insurance premiums when due. Borrower agrees that sufficient funds shall be so accumulated for the payment of said charges one (1) month prior to the due date thereof and that Borrower shall furnish Huntington with proper statements covering the same fifteen (15) days prior to the due dates thereof. In the event of foreclosure of the Mortgage, or if Huntington should take a deed in lieu of foreclosure, the amount so accumulated shall be credited on account of the unpaid principal or interest. If the total of the monthly payments as made under this Section 9 shall exceed the payments actually made by Huntington, such excess shall be credited on subsequent monthly payments of the same nature, but if the total of such monthly payments so made under this Section 9 shall be insufficient to pay such taxes, assessments, and insurance premiums then due, then said Borrower shall pay upon demand the amount necessary to make up the deficiency, which payments shall be secured by the Mortgage. To the extent that all the provisions of this Section 9 for such payments of taxes, assessments, and insurance premiums to Huntington, are complied with, Borrower shall be relieved of compliance with the covenants contained in Sections 7 and 8 herein as to the amounts paid only, but nothing contained in this Section 9 shall be construed as in any way limiting the rights of Huntington at its option to pay any and all of said items when due.

         10. WASTE; REPAIR. Borrower shall neither commit nor permit any waste on the Property and shall keep all Improvements now or hereafter erected on the Property in good condition and repair.

         11. ALTERATIONS; CONSTRUCTION. Without the prior written consent of Huntington, or as provided in the Loan Agreement, Borrower shall not remove, demolish or alter any of the Improvements, now existing or hereafter constructed on the Property, or any of the Personal Property in or on the Property or Improvements, except when incident to the replacement of any of the items of Personal Property with items of like kind and value. All Improvements hereafter erected shall be erected according to the plans and specifications approved by Huntington.

         12. ADVANCES SECURED BY MORTGAGE. Upon failure of Borrower to comply with any of these covenants and agreements as to the payment of taxes, assessments, insurance premiums, repairs, protection of the Mortgaged Property or Huntington's lien thereon, and other charges and the costs of procurement of title evidence and insurance as aforesaid, Huntington may, at its option, pay the same, and any sums so paid by Huntington, together with the reasonable fees of counsel employed by Huntington in consultation and in connection therewith, shall be charged against Borrower, shall be immediately due and payable by Borrower, shall bear interest at the Default Rate of Interest (as defined in the Note) and shall be a lien upon the Mortgaged Property and be secured by the Mortgage and may be collected in the same manner as the principal debt hereby secured.

         13. USE. Unless Huntington otherwise agrees in writing, Borrower shall not allow changes in the nature of the occupancy for which the Property and Improvements were intended at the time the Mortgage was executed. Borrower shall comply with the laws, ordinances, regulations and requirements of any governmental body applicable to the Mortgaged Property, both during the construction of any Improvements on the Property and subsequent to the completion thereof, and Borrower shall not permit the use thereof for any illegal purpose.

         14. INSPECTION. Any person authorized by Huntington shall have the right to enter upon and inspect the Mortgaged Property at all reasonable times and upon reasonable notice to Borrower. Huntington shall have no duty, however, to make such inspections. Any inspection of the Mortgaged Property by Huntington shall be entirely for its benefit, and Borrower shall in no way rely or claim reliance thereon.

         15. MINERALS. Without the prior written consent of Huntington, there shall be no drilling or exploring for, or extraction, removal, or production of, minerals from the surface or subsurface of the Property. The term "minerals" as used herein shall include, without limitation, oil, gas, casinghead gas, coal, lignite, hydrocarbons, methane, carbon dioxide, helium, uranium and all other natural elements, compounds and substances, including sand and gravel.

         16. CONDEMNATION. If all or any part of the Property or Improvements are damaged, taken or acquired, either temporarily or permanently, in any condemnation proceeding or by exercise of the right of eminent domain or, with Huntington's consent, by any conveyance in lieu thereof, the amount of any award or other payment for such taking, or conveyance or damages made in consideration thereof, to the extent of the full amount of the then remaining unpaid Indebtedness, is hereby assigned to Huntington, and Huntington is empowered to collect and receive the same and to give proper receipts therefor in the name of Borrower, and the same shall be paid forthwith to Huntington. Any award or payment so received by Huntington may at the option of Huntington be retained and applied, in whole or in part, to the Indebtedness (whether or not then due and payable) in such manner as Huntington may determine or released in whole or in part to Borrower upon terms satisfactory to Huntington for the purpose of altering, restoring or rebuilding any part of the Mortgaged Property which may have been altered, damaged or destroyed as a result of such taking, alteration or proceedings, but Huntington shall not be obligated to see to the application of any funds so released. Provided, however, that if: (i) in Lender's judgment, sufficient funds are available or committed to complete the restoration; and (ii) there is no Event of Default; the condemnation proceeds shall be made available for rebuilding or restoration of the Improvements upon the same conditions that are provided in Section 8 hereof with respect to insurance proceeds.

         17.      ASSIGNMENT OF RENTS AND LEASES.

                  (a) Borrower hereby absolutely and unconditionally assigns, transfers and sets over unto Huntington and Huntington's successors and assigns all present and future leases covering all or any part of the Mortgaged Property (the "Leases"), together with any extensions or renewals thereof and any guaranties of any tenants' obligations thereunder, and all of the rents, royalties, bonuses, income, receipts, revenues, issues and profits now due or which may hereafter become due under the Leases or any extensions or renewals thereof, as well as all moneys due and to become due to Borrower under the Leases for services, materials or installations supplied whether or not the same were supplied under the terms of the Leases, all liquidated damages following default under the Leases and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Mortgaged Property (such rents, income, receipts, revenues, issues, profits and other moneys assigned hereby are hereinafter collectively called "Rents"), together with any and all rights and remedies which Borrower may have against any tenant under any of the Leases or others in possession of the Mortgaged Property or any part thereof for the collection or recovery of Rents so assigned. Prior to an Event of Default, as hereinafter defined, Borrower shall have a license to collect and receive all Rents as trustee for the benefit of Huntington and Borrower.

                  (b)      Borrower hereby represents, warrants and agrees that:

                           (i)      Borrower has good title to the Leases and
Rents hereby assigned and has the right, power and capacity to make this assignment. No person or entity other than Borrower has or will have any right, title or interest in or to the Landlord's in the Leases or Rents, except for the Permitted Encumbrances.

                           (ii)     Borrower shall, at Borrower's sole cost and
expense, perform and discharge all of the obligations and undertakings of the landlord under the Leases and give prompt notice to Huntington of any failure to do so. Borrower shall use all reasonable efforts to enforce or secure the performance of each and every obligation and undertaking of the tenants under the Leases and shall appear in and prosecute or defend any action or proceeding arising under, or in any manner connected with, the Leases or the obligations and undertakings of the tenants thereunder.

                           (iii)    Borrower shall generally operate and
maintain the Mortgaged Property in a manner to insure maximum Rents.

                           (iv)     Borrower shall not pledge, transfer,
mortgage or otherwise encumber or assign the Leases or the Rents.

                           (v)      With respect to Leases of space of 7,500
square feet or greater Borrower shall not (1) waive, excuse, condone or in any manner release or discharge any tenant under any of the Leases; (2) disaffirm, cancel, terminate or consent to any surrender of any of the Leases; (3) modify, extend or in any way alter the terms of any of the Leases; (4) renew or extend any of the Leases, except pursuant to terms in existing Leases; (5) permit any assignment of any of the Leases; or (6) collect Rents more than thirty (30) days prior to accrual.

                           (vii)    With respect to Leases of space of 7,500
square feet or greater, no settlement for damages for termination of any of the Leases under the Federal Bankruptcy Code, or under any other federal, state, or local statute, shall be made without the prior written consent of Huntington, which consent may be withheld in Huntington's sole discretion, and any check in payment of such damages shall be made payable to both Borrower and Huntington. Borrower hereby assigns any such payment to Huntington, to be applied to the Indebtedness as Huntington may elect, and agrees to endorse any check for such payment to the order of Huntington.

                           (viii)   To Borrower's knowledge, all existing Leases
are valid, unmodified and in full force and effect, there are no existing defaults under any of the Leases. Borrower has not performed any act or executed any instrument which might prevent Huntington from operating under any of the terms and provisions thereof or which would limit Huntington in such operation.

                           (ix)     All future Leases of space of 7,500 square
feet or greater shall be subject to the approval of Huntington as to form and content, including the identity and creditworthiness of the tenant. Borrower shall provide to Huntington, with each prospective lease, financial statements for the prospective tenant and any guarantor and plans, specifications and costs for any tenant finish to be provided by Borrower. Borrower shall deliver to Huntington originals of each of the Leases once fully executed. Unless otherwise directed by Huntington, all Leases shall specifically provide that such Leases are subordinate to the Mortgage; that the tenant attorns to Huntington, such attornment to be effective upon Huntington's acquisition of title to the Mortgaged Property; that the tenant agrees to execute such further subordination and attornment agreements and estoppel certificates as Huntington may from time to time request; that the attornment of the tenant shall not be terminated by foreclosure; and that Huntington may, at Huntington's option, accept or reject such attornment.

                  (c) Huntington shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Borrower under any of the Leases; and except for Huntington's own gross negligence or willful misconduct Borrower hereby agrees to indemnify Huntington for, and to save Huntington harmless from, any and all liability, damage or expense arising from any of the Leases or from this assignment, including, without limitation, claims by tenants for security deposits or for rental payments more than one (1) month in advance and not delivered to Huntington. All amounts indemnified against hereunder, including reasonable attorneys' fees if paid by Huntington, shall bear interest at the Default Rate of Interest, as defined in the Note, and shall be payable by Borrower immediately without demand and shall be secured hereby. This assignment shall not place responsibility for the control, care, management, or repair of the Mortgaged Property upon Huntington or make Huntington responsible or liable for any negligence in the management, operation, upkeep, repair or control of same resulting in loss or damage or injury or death to any party.

                  (d) Upon the occurrence of an Event of Default as hereinafter defined:

                           (i)      All Rents assigned hereunder shall be paid
directly to Huntington, and Huntington may notify the tenants under the Leases (or any other parties in possession of the Mortgaged Property) to pay all of the Rents directly to Huntington at the address specified in Section 27 hereof, for which this assignment shall be sufficient warrant;

                           (ii)     Huntington shall have the right to forthwith
enter and take possession of the Mortgaged Property and to manage, operate, lease and develop the same; to collect as hereunder provided all or any Rents payable under the Leases; to make repairs as Huntington deems appropriate; and to perform such other acts in connection with the management, operation, development, leasing and construction of the Mortgaged Property as Huntington, in its sole discretion, may deem proper; and

                           (iii)    Huntington shall have the right to forthwith
enter into and upon the Mortgaged Property and take possession thereof, and to appoint an agent, or in the event of the institution of foreclosure proceedings to have a receiver appointed, without notice to Borrower, for the collection of the Rents.

         In the event that Huntington shall pursue its remedies under Subsections 17(d)(ii) or (iii) above, the net income, after allowing a reasonable fee for the collection thereof and the management of the Mortgaged Property, may be applied toward the payment of taxes, assessments, insurance premiums, repairs, protection of the Mortgaged Property or Huntington's lien thereon, and other charges against the Mortgaged Property and the costs of procurement of such insurance and of evidence of title to the Mortgaged Property, or any of them, or in the reduction of the Indebtedness and the payment of interest, as Huntington may elect. If the Rents are not sufficient to meet the costs, if any, of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Huntington for such purposes shall become indebtedness of Borrower to Huntington secured by the Mortgage. Unless Huntington and Borrower agree in writing to other terms of payment, such amounts shall be payable upon demand from Huntington to Borrower and shall bear interest from the date of disbursement at the Default Rate of Interest stated in the Note.

         The exercise or failure to exercise any of the above remedies shall not in any way preclude or abridge the right of Huntington to foreclose the Mortgage or to take any other legal or equitable action thereon. Huntington shall have such rights or privileges as aforesaid regardless of the value of the Mortgaged Property given as security hereunder, and regardless of the solvency or insolvency of any party bound for the payment of the Indebtedness or the other sums hereby secured.

                  (e) Borrower hereby authorizes and directs the tenants under the Leases to pay Rents to Huntington upon written demand by Huntington, without further consent of Borrower, and the tenants may rely upon any written statement delivered by Huntington to the tenants. Any such payment to Huntington shall constitute payment to Borrower under the Leases.

                  (f) There shall be no merger of the leasehold estates created by the Leases with the fee estate of the Property and Improvements without the prior written consent of Huntington.

         18. SECURITY AGREEMENT. The Mortgage is intended to be a security agreement pursuant to the Uniform Commercial Code as enacted in the State of Ohio (the "UCC") for any of the Mortgaged Property comprising personal property and fixtures which may be subject to a security interest pursuant to the UCC, and Borrower hereby grants to Huntington a security interest in said personal property and fixtures, whether said property is now existing or hereafter acquired, together with replacements, replacement parts, additions, repairs and accessories incorporated therein or affixed thereto and, if sold or otherwise disposed of, the proceeds (including insurance proceeds) thereof. Borrower consents to the filing by Huntington of UCC financing statements covering said personal property and fixtures from time to time and in such form as Huntington may require to perfect or maintain the priority of Huntington's security interest with respect to said personal property and fixtures, and Borrower shall bear all costs thereof, including all UCC searches reasonably required by Huntington. Borrower shall not create or suffer to be created any other security interest in said personal property and fixtures, including replacements thereof and additions thereto. Upon the occurrence of any Event of Default as set forth in Section 19 hereof, Huntington shall have the remedies of a secured party under the UCC and, at Huntington's option, may also invoke the remedies provided in Section 19 hereof with respect to such property.

         19. DEFAULT. The term "Event of Default" shall have the same meaning as set forth in the Note, which meaning is incorporated by this reference herein.

         Upon the occurrence of any such Event of Default, at the option of Huntington, without notice or demand, the same being hereby expressly waived, the entire amount shall become immediately due and payable, and, in addition to any other right or remedy which Huntington may now or hereafter have at law, in equity, or under the Loan Documents, Huntington shall have the right and power:
(a) to foreclose upon the Mortgage and the lien hereof; (b) to sell the Mortgaged Property according to law; (c) to enter upon and take possession of the Mortgaged Property and/or have a receiver appointed therefor as set forth in
Section 17 hereof; and (d) to
complete the acquisition, development, construction and equipping of the Improvements and the Mortgaged Property, as provided in the Loan Agreement.

         20. NO WAIVER. The failure of Huntington to exercise any option to declare the maturity of the principal debt or any other sums hereby secured under any provision of any of the Loan Documents, or to forbear from exercising any right or remedy available to Huntington under any provision of any of the other Loan Documents, shall not be deemed a waiver of the right to exercise such option, right or remedy or declare such maturity as to such past, continuing or subsequent violation of any of the covenants and agreements of the Loan Documents. Acceptance by Huntington of partial payments shall not constitute a waiver of any Event of Default. From time to time, Huntington may, at Huntington's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns, any junior lienholder or any of the Guarantors, without liability on Huntington's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in the Mortgage, extend the time for payment of the Indebtedness, or any part thereof, reduce the payments thereon, release anyone liable on any of said Indebtedness, accept a renewal note or notes therefor, release from the lien of the Mortgage any part of the Mortgaged Property, take or release other or additional security, reconvey any part of the Mortgaged Property, consent to any map or plan of the Mortgaged Property, consent to the granting of any easement, join in any extension or subordination agreement, or agree in writing with Borrower to modify the rate of interest or period of amortization of the Note or to change the amount of the monthly installments payable thereunder. Any actions taken by Huntington pursuant to the terms of this Section 20 shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by the Mortgage and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any of the Guarantors, and shall not affect the lien or priority of lien of the Mortgage on the Mortgaged Property. Borrower shall pay Huntington a reasonable service charge, together with such title insurance premiums and reasonable attorney's fees as may be incurred at Huntington's option for any such action if taken at Borrower's request.

         21. PARCELS; WAIVER OF MARSHALLING. In the event of foreclosure of the Mortgage, the Mortgaged Property may be sold in one or more parcels or as an entirety as Huntington may elect.

         Notwithstanding the existence of any other security interests in the Mortgaged Property held by Huntington or by any other party, Huntington shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided herein. Huntington shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who becomes liable for Borrower's obligations and covenants under the Mortgage, and any party who now or hereafter acquires a security interest in the Mortgaged Property, or any portion thereof, hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

         22. COSTS OF COLLECTION. Borrower hereby agrees to pay to Huntington all costs of foreclosing the Mortgage, and all costs of enforcing, collecting and securing, and of attempting to enforce, collect and secure, the Note, including, without limitation, reasonable attorneys' fees, appraisers' fees, court costs, notice charges and title insurance charges, whether such attempt be made by suit, in bankruptcy, or otherwise, and such costs and any other sums due Huntington under the Loan Documents may be included in any judgment or decree rendered.

         23. RENT ROLL AND FINANCIAL STATEMENTS. Borrower shall maintain full and correct books and records open to Huntington's inspection showing in detail the income, expenses and earnings of Borrower and of the Mortgaged Property, and shall provide Huntington the following:

                  (a) a rent roll of the Mortgaged Property, certified by the chief executive or financial officer of Borrower, within thirty (30) days after the end of each fiscal year of Borrower subsequent to completion of the Improvements, or as requested from time to time by Huntington, containing the name of each tenant, square footage of leased premises, annual rent, rent per square foot, lease commencement date and lease expiration date;

                  (b) a financial statement for Borrower consisting of a balance sheet and a complete itemized statement of annual income and operating expenses of Borrower, prepared in accordance with generally accepted accounting principles or otherwise in form acceptable to Huntington and certified by Borrower's chief executive or financial officer, within ninety (90) days after the end of each fiscal year of Borrower, or as requested from time to time by Huntington;

                  (c) a copy of each executed state or federal tax return, within thirty (30) days after the last date that the same can be filed without imposition of a penalty for late filing; and

                  (d) such other financial information as Huntington may require, when requested from time to time by Huntington.

         Upon request of Huntington, Borrower shall cause any or all of the financial statements described above to be duly audited and certified by an independent certified public accountant satisfactory to Huntington, but not more often than annually.

         24. HAZARDOUS SUBSTANCES. (a) Borrower hereby covenants and agrees with Huntington that the following terms shall have the following meanings:

                           (i)      "Environmental Laws" mean all federal, state
and local laws, statutes, ordinances and codes relating to the use, storage, treatment, generation, transportation, processing, handling, production or disposal of any Hazardous Substance and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives with respect thereto.

                           (ii)     "Hazardous Substance" means, without
limitation, any flammable explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum based products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials, as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Sections 2601, et seq.), or any other applicable Environmental Law.

                           (iii)    "Indemnitee" means Huntington, its
participants in the loan evidenced by the Note and all subsequent holders of the Mortgage, their respective successors and assigns, their respective officers, directors, employees, agents, representatives, contractors and subcontractors and any subsequent owner of the Property and Improvements who acquires title thereto from or through Huntington.

                           (iv)     "Release" has the same meaning as given to
that term in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.) and the regulations promulgated thereunder.

                  (b) Except for matters disclosed in the environmental report heretofore furnished to Huntington, Borrower represents and warrants to Huntington that, to its knowledge after due investigation: (i) the Property and Improvements are not being or have not been used for the storage, treatment, generation, transportation, processing, handling, production or disposal of any Hazardous Substance in violation of any Environmental Laws; (ii) the Property and Improvements do not contain any Hazardous Substances in violation of any Environmental Laws; (iii) there has been no Release of any Hazardous Substance on, at or from the Property and Improvements or any property adjacent to or within the immediate vicinity of the Property and Improvements and Borrower has not received any form of notice or inquiry with regard to such a Release or threat of such a Release; (iv) no event has occurred with respect to the Property and Improvements which, with the passage of time or the giving of notice, or both, would constitute a violation of any applicable Environmental Law; (v) there are no agreements or orders or directives of any federal, state or local governmental agency or authority relating to the Property and Improvements which require any work, repair, construction, containment, clean up, investigations, studies, removal or other remedial action with respect to the Property and Improvements; and (vi) there are no actions, suits, claims or proceedings, pending or threatened, which seek any remedy, that arise out of the condition, ownership, use, operation, sale, transfer or conveyance of the Property and Improvements and (1) a violation or alleged violation of any applicable Environmental Law, (2) the presence of any Hazardous Substance or a Release of any Hazardous Substance or the threat of such a Release, or (3) human exposure to any Hazardous Substance.

                  (c) Borrower covenants and agrees with Huntington as follows:

                           (i)      Borrower shall keep, and shall cause all
operators, tenants, subtenants, licensees and occupants of the Property and Improvements to keep, the Property and Improvements free of all Hazardous Substances, except for Hazardous Substances stored, treated, generated, transported, processed, handled, produced or disposed of in the normal operation of the Property and Improvements as a shopping center in accordance with all Environmental Laws.

                           (ii)     Borrower shall comply with, and shall cause
all operators, tenants, subtenants, licensee and occupants of the Property and Improvements to comply with, all Environmental Laws.

                           (iii)    Borrower shall promptly provide Huntington
with a copy of all notifications which it gives or receives with respect to any past or present Release of any Hazardous Substance or the threat of such a Release on, at or from the Property and Improvements or any property adjacent to or within the immediate vicinity of the Property and Improvements.

                           (iv)     Borrower shall undertake and complete all
investigations, studies, sampling and testing for Hazardous Substances required by Huntington and, in accordance with all Environmental Laws, all removal and other remedial actions necessary to contain, remove and clean up all Hazardous Substances that are determined to be present at the Property and Improvements in violation of any Environmental Laws.

                           (v)      Huntington shall have the right, but not the
obligation, to cure any violation by Borrower of the Environmental Laws and Huntington's cost and expense to so cure shall be secured by the Mortgage.

                  (d) Except for matters caused by Huntington's own gross negligence or willful misconduct, Borrower covenants and agrees, at its sole cost and expense, to indemnify, defend and save harmless Indemnitee from and against any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, actions, proceedings, costs, disbursements and/or expenses (including, without limitation, reasonable attorneys' and experts' fees and expenses) of any kind or nature whatsoever which may at any time be imposed upon, incurred by or asserted or awarded against Indemnitee arising out of the condition, ownership, use, operation, sale, transfer or conveyance of the Property and Improvements and (i) the storage, treatment generation, transportation, processing, handling, production or disposal of any Hazardous Substance, (ii) the presence of any Hazardous Substance or a Release of any Hazardous Substance or the threat of such a Release, (iii) human exposure to any Hazardous Substance, (iv) a violation of any Environmental Law, or (v) a material misrepresentation or inaccuracy in any representation or warranty or material breach of or failure to perform any covenant made by Borrower herein (collectively, the "Indemnified Matters").

         The liability of Borrower to Indemnitee hereunder shall in no way be limited, abridged, impaired or otherwise affected by (i) the repayment of all sums and the satisfaction of all obligations of Borrower under the Note, the Mortgage or other Loan Documents, (ii) the foreclosure of the Mortgage or the acceptance of a deed in lieu thereof, (iii) any amendment or modification of the Loan Documents by or for the benefit of Borrower or any subsequent owner of the Property and Improvements, (iv) any extensions of time for payment or performance required by any of the Loan Documents, (v) the release or discharge of the Mortgage or of Borrower, any of the Guarantors or any other person from the performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents whether by Huntington, by operation of law or otherwise, (vi) the invalidity or unenforceability of any of the terms or provisions of the Loan Documents, (vii) any exculpatory provision contained in any of the Loan Documents limiting Huntington recourse to property encumbered by the Mortgage or to any other security or limiting Huntington rights to a deficiency judgment against Borrower, (viii) any applicable statute of limitations, (ix) the sale or assignment of the Note or the Mortgage, (x) the sale, transfer or conveyance of all or part of the Property and Improvements,
(xi) the dissolution or liquidation of Borrower, (xii) the death or legal incapacity of Borrower, (xiii) the release or discharge, in whole or in part, of Borrower in any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding, or (xiv) any other circumstances which might otherwise constitute a legal or equitable release or discharge, in whole or in part, of Borrower under the Note or the Mortgage.

         The foregoing indemnity shall be in addition to any and all other obligations and liabilities Borrower may have to Huntington at common law.

         25. SUBORDINATE MORTGAGES. Borrower shall not, without the prior written consent of Huntington, which consent may be withheld in Huntington's sole discretion, grant or permit to be created any lien, security interest or other encumbrance, other than Permitted Encumbrances, covering any of the Mortgaged Property (each a "Subordinate Mortgage"). If Huntington consents to a Subordinate Mortgage or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable, any such Subordinate Mortgage shall contain express covenants to the effect that:

                  (a) the lien of the Subordinate Mortgage and all instruments incorporated therein by reference is and always shall be unconditionally subordinate to the lien of the Mortgage and to all advances made pursuant to, and sums secured by, the Mortgage, and the Mortgage and all instruments incorporated herein by reference may be renewed, extended, restructured, modified, increased or reinstated at any time without giving notice to or obtaining the consent of the Subordinate Mortgage holder;

                  (b) if any action shall be instituted to foreclose or otherwise enforce the Subordinate Mortgage, no tenant of any of the Leases shall be named as a party defendant and no action shall be taken which would terminate any occupancy or tenancy without the prior written consent of Huntington;

                  (c) in the event of any conflict between the covenants and agreements of the Mortgage and the Subordinate Mortgage, the covenants and agreements of the Mortgage shall prevail;

                  (d) Rents, if collected by or for the holder of the Subordinate Mortgage, shall be applied first to the payment of the Indebtedness and expenses incurred in the ownership, operation and maintenance of the Mortgaged Property in such order as Huntington may determine, prior to being applied to any indebtedness secured by the Subordinate Mortgage;

                  (e) a copy of any notice of default under the Subordinate Mortgage and written notice and opportunity to cure of not less than thirty (30) days prior to the commencement of any action to foreclose or otherwise enforce the Subordinate Mortgage shall be given to Huntington; and

                  (f) the holder of the Subordinate Mortgage shall acknowledge the existence of the Indebtedness secured hereby and further acknowledge that the lien of the Mortgage shall at all times be and remain superior and prior to the lien of the Subordinate Mortgage to the extent of the entire Indebtedness secured hereby, notwithstanding any change in the variable rate of interest being charged under the Note.

         26. PRIORITY OF MORTGAGE LIEN. Huntington, at Huntington's option, is authorized and empowered to do all things provided to be done by a mortgagee under Section 1311.14 of the Ohio Revised Code, and any present or future amendments or supplements thereto, for the protection of Huntington's interest in the Mortgaged Property.

         27. NOTICE. Any notice required or permitted to be given hereunder shall be in writing. If mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, then such shall be effective upon its deposit in the mails. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notice, the addresses of Borrower and Huntington shall be as set forth below; provided however, that either party shall have the right to change such party's address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days' notice to the other party.

         If to Borrower:         EM COLUMBUS, LLC
                                 150 East Gay Street
                                 Columbus, Ohio 43215
                                 Attention: George A. Schmidt,
                                 Executive Vice President

         If to Huntington:       The Huntington National Bank
                                 Commercial Real Estate Group
                                 41 South High Street
                                 Columbus, Ohio 43215
                                 Attn: Bonnie Birath

         28. MISCELLANEOUS. The covenants herein contained shall bind, and the benefits and advantages shall inure to, the respective successors and assigns of the parties hereto. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders. If any provision of the Mortgage is illegal, or hereafter rendered illegal, or is for any other reason void, voidable or otherwise unenforceable, or hereafter rendered void, voidable or otherwise unenforceable, the remainder of the Mortgage shall not be affected thereby, but shall be construed as if it does not contain such provision. Each right and remedy provided in the Mortgage is distinct and cumulative to all other rights or remedies under the Mortgage or afforded by law or equity, and may be exercised concurrently, independently or successively, in any order whatsoever. The Mortgage shall be governed by and construed under the laws of the State of Ohio.

         29. PARTIAL RELEASES. If there is no Event of Default, Huntington shall release a tract to be conveyed to the May Department Stores Company (Kaufmann's) from the operation of its Loan Documents without the payment of any release price, provided that the following conditions are satisfied to Huntington's satisfaction at no cost or expense to Huntington: (a) Huntington has received evidence that a validly created and approved lot split has been obtained of the tract to be released from the mall Property; (b) the size and location of the tract to be released is satisfactory in all respects to Huntington; (c) a satisfactory survey and legal description for the tract to be released have been furnished to Huntington; and (d) reciprocal easement rights (the "Easement Rights") between the tract to be released and the mall property have been created to the satisfaction of Huntington.

         HUNTINGTON, BY ACCEPTANCE OF THIS MORTGAGE, AND BORROWER HEREBY MUTUALLY, VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE FOR THE BENEFIT OF THE OTHER ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE LOAN DOCUMENTS, THE TRANSACTIONS RELATED THERETO OR THE RELATIONSHIP ESTABLISHED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO HUNTINGTON AND BORROWER TO ENTER INTO THIS TRANSACTION. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY HUNTINGTON'S ABILITY TO PURSUE ITS REMEDIES INCLUDING, BUT NOT LIMITED TO, ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THE LOAN DOCUMENTS.

         PROVIDED, HOWEVER, that these presents are upon the condition that if Borrower shall fully and promptly pay when due the Indebtedness and shall completely, faithfully and punctually perform all of the Obligations under the terms and conditions of the Loan Documents, then the Mortgage shall be void; otherwise it shall remain in full force and effect in law and equity forever.

         IN WITNESS WHEREOF, Borrower has caused the Mortgage to be executed as of the _________ day of ________________, 2003.

                                 Borrower:

                                 EM Columbus, LLC,
                                 a Delaware limited liability company

                                 By: Glimcher Properties Limited Partnership,
                                 a Delaware limited partnership, its member

                                 By:  Glimcher Properties Corporation,
                                 a Delaware corporation,
                                 its General Partner

                                 By:____________________________________________
                                    George A. Schmidt, Executive Vice
                                    President

STATE OF OHIO
COUNTY OF FRANKLIN, SS:

         The foregoing instrument was acknowledged before me this ____________ day of ____________________, 2003, by George A. Schmidt, Executive Vice President of Glimcher Properties Corporation, a Delaware corporation, and General Partner of Glimcher Properties Limited Partnership, a Delaware limited partnership and Member of EM Columbus, LLC, a Delaware limited liability company, on behalf of the limited liability company

                                 _______________________________________________
                                 Notary Public

                                 Commission Expiration:_________________________

This Instrument Prepared By:

Robert C. Kiger, Attorney at Law
Porter, Wright, Morris & Arthur
41 South High Street
Columbus, Ohio 43215

The Huntington National Bank
Commercial Real Estate Group
January 3, 1994 Revision